Exhibit 10.1

Freeport-McMoRan Copper & Gold Inc.

2.375% Senior Notes due 2018
3.100% Senior Notes due 2020
3.875% Senior Notes due 2023
5.450% Senior Notes due 2043

Purchase Agreement

February 28,2013

J.P. Morgan Securities LLC
c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
One Bryant Park
New York, New York 10036

  As Representatives of the
  several Initial Purchasers listed
  in Schedule 1 hereto

Ladies and Gentlemen:

Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $1,500,000,000 principal amount of its 2.375% Senior Notes due 2018 (the “2018 Notes”), $1,000,000,000 principal amount of its 3.100% Senior Notes due 2020 (the “2020 Notes”), $2,000,000,000 principal amount of its 3.875% Senior Notes due 2023 (the “2023 Notes”) and $2,000,000,000 principal amount of its 5.450% Senior Notes due 2043 (the “2043 Notes” and, together with the 2018 Notes, the 2020 Notes and the 2023 Notes, the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of March 7, 2013 (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”).  Following the PXP Merger Date (as defined below), the Securities will be guaranteed on an unsecured senior basis (the “Guarantee”) by Plains Exploration & Production Company, a Delaware corporation (“PXP”) or its successor entity (the “Guarantor”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Company has prepared a preliminary offering memorandum dated February 28, 2013 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Company, the Guarantor and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”).  The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated February 28, 2013 and the Canadian offering memorandum dated the date hereof, respectively.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Company intends to use the proceeds of the offering of the Securities to finance all or a portion of the cash consideration, fees, expenses and other costs payable by the Company and/or its subsidiaries in connection with the Transactions (as defined below).  Pursuant to the Agreement and Plan of Merger dated as of December 5, 2012 (the “PXP Merger Agreement”), by and among the Company, PXP, and IMONC LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“PXP Merger Sub”), PXP will merge with and into PXP Merger Sub, with PXP Merger Sub surviving the merger as a wholly owned subsidiary of the Company (the “PXP Merger”). Pursuant to the Agreement and Plan of Merger dated as of December 5, 2012 (the “MMR Merger Agreement” and, together with the PXP Merger Agreement, the “Merger Agreements”), by and among the Company, McMoRan Exploration Co., a Delaware corporation (“MMR”), and INAVN Corp., a Delaware corporation and wholly owned subsidiary of the Company (“MMR Merger Sub”), MMR will merge with and into MMR Merger Sub, with MMR surviving the merger as a wholly owned subsidiary of the Company (the “MMR Merger” and, together with the PXP Merger, the “Transactions”).

On the date of the consummation of the PXP Merger (the “PXP Merger Date”), the Guarantor will enter into (a) a joinder agreement to this Agreement substantially in the form attached hereto as Exhibit A (the “Joinder Agreement”), (b) a supplemental indenture, pursuant to which the Guarantor will become a party to the Indenture and guarantee the Securities (the “Supplemental Indenture”), and (c) a counterpart to each Registration Rights Agreement (as defined below) substantially in the form attached thereto as Annex A (each, a “Registration Rights Joinder” and, collectively, the “Registration Rights Joinders”). Upon the Guarantor’s execution and delivery of the Joinder Agreement, the representations, warranties and agreements of the Guarantor set forth herein shall become effective pursuant to the terms of the Joinder Agreement, and the Guarantor shall, without any further action by any person, become a party to this Agreement.

Holders of each series of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit B (each, a “Registration Rights Agreement” and, collectively, the “Registration Rights Agreements”), pursuant to which the Company will agree to file a registration statement with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreements and the related Guarantee. Following its execution of the Registration Rights Joinders, the Guarantor shall be bound by all obligations of the Guarantor under the Registration Rights Agreements.

The Company hereby confirms and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor hereby confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.           Purchase and Resale of the Securities.

(a)           The Company agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of 2018 Notes, 2020 Notes, 2023 Notes and 2043 Notes set forth opposite such Initial Purchaser’s name in Schedule 1 hereto, at a price equal to 99.425% of the principal amount thereof in the case of the 2018 Notes, 99.337% of the principal amount thereof in the case of the 2020 Notes, 99.291% of the principal amount thereof in the case of the 2023 Notes and 98.669% of the principal amount thereof in the case of the 2043 Notes, in each case plus accrued interest, if any, from March 7, 2013 to the Closing Date.  The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)           The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)           it is a qualified institutional buyer (“QIB”) within the meaning of Rule 144A under the Securities Act (“Rule 144A”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)           it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)           it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of the initial offering except:

(A)           within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)           in accordance with the restrictions set forth in Annex C hereto.

(c)           Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)           The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser; provided, however, that any such affiliate shall be subject to the same obligations as its affiliated Initial Purchaser hereunder, and that such Initial Purchaser shall be liable for any breach of those obligations by such affiliate.

(e)           The Company acknowledges and agrees that each Initial Purchaser is acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person.  Additionally, neither Representative nor any other Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither Representative nor any other Initial Purchaser shall have any responsibility or liability to the Company with respect thereto. Any review by the Representatives or any Initial Purchaser of the Company and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Initial Purchaser, as the case may be, and shall not be on behalf of the Company or any other person.

2.           Payment and Delivery.

(a)           Payment for and delivery of the Securities will be made at the offices of  Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 at 10:00 A.M., New York City time, on March 7, 2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(b)           Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3.           Representations and Warranties of the Company and the Guarantor.  The Company represents and warrants and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor represents and warrants, in each case, to each Initial Purchaser that:

(a)           Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum. No statement of material fact included in the Offering Memorandum has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Offering Memorandum has been omitted therefrom.

(b)           Additional Written Communications.   Neither the Company nor any of its subsidiaries (including any of their respective agents and representatives, other than the Initial Purchasers in their capacity as such) have prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company, any of its subsidiaries or their respective agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including term sheets substantially in the forms of Annex B-1, Annex B-2, Annex B-3 and Annex B-4 hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c).  Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial

Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in any Issuer Written Communication.

(c)           Incorporated Documents.  The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Financial Statements.  The financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries, PXP and its consolidated subsidiaries, BP (as defined below) and Shell (as defined below), as applicable, as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed in the financial statement footnotes; the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries, PXP and its subsidiaries, BP and Shell, as applicable, and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been prepared in accordance with the Commission's rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information and the Offering Memorandum, in each case in all material respects. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto. It is understood that the representations and warranties of the Company and the Guarantor in this paragraph (d) with respect to the historical financial statements and pro forma financial information of PXP and its subsidiaries, BP and Shell are made to the knowledge of the Company and the Guarantor, respectively.

(e)           No Material Adverse Change.  Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or, except for dividends paid on the Company’s common stock in the ordinary course, any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f)           Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company and, following the PXP Merger Date, the Guarantor of their obligations under this Agreement, the Securities and, following the PXP Merger Date, the Guarantee (a “Material Adverse Effect”). On the PXP Merger Date, the Guarantor will have been duly organized and be validly existing and in good standing under the laws of its jurisdiction of organization,  be duly qualified to do business and be in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and have all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. The subsidiaries listed in Schedule 2 to this Agreement are the only significant subsidiaries of the Company.

(g)           Capitalization.  The Company has the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (except as otherwise described in each of the Time of Sale Information and the Offering Memorandum).

(h)           Due Authorization.  The Company has and, on the PXP Merger Date, the Guarantor will have full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture, the Exchange Securities (including, following the PXP Merger Date, the related Guarantee), the Registration Rights Agreements, the Joinder Agreement, the Supplemental Indenture (including the Guarantee set forth therein) and the Registration Rights Joinders (collectively, the “Transaction Documents”), in each case to the extent a party thereto. The Company has and, on the PXP Merger Date, the Guarantor will have full right, power and authority  to perform their respective obligations under the Transaction Documents.  All action required to be taken by the Company for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken, and, on the PXP Merger Date, all action required to be taken by the Guarantor for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will have been duly and validly taken.

(i)           The Indenture and the Supplemental Indenture.  The Indenture has been duly authorized by the Company and on the Closing Date will be duly executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); on the PXP Merger Date, the Supplemental Indenture will have been duly authorized by the Company and the Guarantor and will be duly executed and delivered by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions; and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j)           The Securities and the Guarantee.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.  On the PXP Merger Date, the Guarantee will have been duly authorized by the Guarantor and will constitute a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture and the Supplemental Indenture.

(k)           The Exchange Securities.  On the Closing Date, the Exchange Securities will have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreements, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. On the PXP Merger Date, the Guarantee related to the Exchange Securities will have been duly authorized by the Guarantor and will constitute valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture and the Supplemental Indenture.

(l)           Purchase, Registration Rights and Joinder Agreements and Registration Rights Joinders. This Agreement has been duly authorized, executed and delivered by the Company; and each Registration Rights Agreement has been duly authorized by the Company and on the Closing Date will be duly executed and delivered by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy. On the PXP Merger Date, the Joinder Agreement will have been duly authorized, executed and delivered by the Company and the Guarantor and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy. On the PXP Merger Date, each Registration Rights Joinder will have been duly authorized, executed and delivered by the Guarantor and, when duly executed and delivered in accordance with its terms by the Guarantor, will constitute a valid and legally binding agreement of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to the

Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(m)           Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(n)           No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o)           No Conflicts.  The execution, delivery and performance by the Company and the Guarantor, if any, of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities, the issuance of the Guarantee, if any, the issuance of the Exchange Securities and the related Guarantee, if any, and compliance by the Company and the Guarantor, if any, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p)           No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the

Company and the Guarantor, if any, of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities, the issuance of the Guarantee, if any, the issuance of the Exchange Securities and the related Guarantee, if any, and compliance by the Company and the Guarantor, if any, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related Guarantee, if any) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreements.

(q)           Legal Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits, or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property, of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and no such Actions are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or by others.

(r)           Independent Accountants.  Ernst & Young LLP, who have certified certain financial statements of (i) the Company and its subsidiaries and (ii) certain properties acquired by PXP from BP Exploration & Production Inc. and BP America Production Company (collectively, “BP”), are independent public accountants with respect to the Company and its subsidiaries and BP, as applicable, within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and as required by the Securities Act.  PricewaterhouseCoopers LLP, who have certified certain financial statements of (i) PXP and (ii) certain properties acquired by PXP from Shell Offshore Inc. (“Shell”), are independent public accountants with respect to PXP and Shell, as applicable, within the applicable rules and regulations adopted by the Commission and the PCAOB and as required by the Securities Act.

(s)           Real and Personal Property.  The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for those permitted under the Indenture and those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t)           Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct, in all material respects, of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

(u)           Investment Company Act.  Neither the Company nor any of its subsidiaries is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(v)           Taxes.  The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed or have requested extensions of the filing deadlines therefor, except in any case where the failure to so file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Company and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid through the date hereof, except any such taxes that are being contested in good faith by appropriate proceedings and for which the Company, to the extent required by GAAP, has set aside on its books adequate reserves; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries, except those as would not, individually or in the aggregate, have a Material Adverse Effect.

(w)           Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(x)           No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened, except for those as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(y)           Compliance With Environmental Laws.  Except as described in each of the Time of Sale Information and the Offering Memorandum, (i) the Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses, certificates, authorizations or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(z)            Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.  The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa)           Accounting Controls.  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission's rules and guidelines applicable thereto.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the Company’s internal controls.

(bb)           Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company believes in its reasonable judgment are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(cc)           No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(dd)           Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ee)           No Conflicts with Sanctions Laws.  None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.

(ff)           Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(gg)           No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(hh)           No General Solicitation or Directed Selling Efforts.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of

Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ii)           Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(jj)           No Stabilization.  Neither the Company nor the Guarantor, if any, has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(kk)           Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ll)           Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(mm)           Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(nn)            Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(oo)           Merger Agreements. Each of the Company and, to the knowledge of the Company, PXP has in all material respects performed all obligations and complied with all covenants required by the PXP Merger Agreement to be performed or complied with by it as of the date hereof.  Each of the Company and, to the knowledge of the Company, MMR has in all material respects performed all obligations and complied with all covenants required by the MMR Merger Agreement to be performed or complied with by it as of the date hereof.

4.           Further Agreements of the Company and the Guarantor.  The Company covenants and agrees and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor covenants and agrees, in each case, with each Initial Purchaser that:

(a)           Delivery of Copies.  The Company will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.

(b)           Offering Memorandum, Amendments or Supplements.  Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representatives reasonably object.

(c)           Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Company and, to the extent applicable on and after the PXP Merger Date, the Guarantor will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object.

(d)           Notice to the Representatives.  The Company will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)           Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)           Ongoing Compliance of the Offering Memorandum.  If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)           Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Company nor the Guarantor, if any, shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)           Clear Market.  During the period from the date hereof through and including the date that is one day following the Closing Date, the Company will not, without the prior written consent of each of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year; provided, however, that this provision will not apply to any debt securities that are convertible into common equity of the Company.

(i)           Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j)           Supplying Information.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company and, upon execution and delivery of the Joinder Agreement, the Guarantor will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)           DTC.   The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)           No Resales by the Company.  The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(m)           No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)           No General Solicitation or Directed Selling Efforts.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)           No Stabilization.  None of the Company, any of its subsidiaries or the Guarantor, if any, will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)           Joinder Agreement, Supplemental Indenture and Registration Rights Joinders.  On the PXP Merger Date, the Company shall cause the Guarantor to execute and deliver the Joinder Agreement, the Supplemental Indenture and the Registration Rights Joinders and shall deliver executed counterparts of each such agreement to the Initial Purchasers.

5.           Certain Agreements of the Initial Purchasers.  Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.           Conditions of Initial Purchasers' Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)           No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(c)           No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)           Officer’s Certificate.  The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)           Comfort Letters.  On the date of this Agreement and on the Closing Date, each of (i) Ernst & Young LLP, the independent public accountants for the Company and BP, and (ii) PricewaterhouseCoopers LLP, the independent public accountants for PXP and Shell, shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering

Memorandum; provided that the letters delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)           Opinion and 10b-5 Statement of Counsel for the Company.  (i) Davis Polk & Wardwell LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D-1 hereto and (ii) Douglas N. Currault II, Assistant General Counsel and Corporate Secretary of the Company, shall have furnished to the Representatives, at the request of the Company, a written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D-2 hereto.

(g)           Opinion and 10b-5 Statement of Counsel for the Initial Purchasers.  The Representatives shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)           No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or, on the PXP Merger Date, the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or, on the PXP Merger Date, the issuance of the Guarantee.

(i)           Good Standing.  The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(j)           Registration Rights Agreements.  The Initial Purchasers shall have received a counterpart of each Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company.

(k)           DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(l)           Indenture and Securities.  The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company and the Trustee and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(m)           Additional Documents.  On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.           Indemnification and Contribution.

(a)           Indemnification of the Initial Purchasers.  The Company agrees and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use therein.

(b)           Indemnification of the Company and the Guarantor.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor and each of their respective directors and officers and each person, if any, who controls the Company or the Guarantor, if any, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the third paragraph, (ii) the fourth and fifth sentences of the tenth paragraph and (iii) the thirteenth paragraph, in each case under the caption “Plan of distribution”.

(c)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Company, the Guarantor, if any, their respective directors and officers and any control persons of the Company and the Guarantor, if any, shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           Contribution.  If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, if any, on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantor, if any, on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantor, if any, on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the

Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantor, if any, on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor, if any, or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           Limitation on Liability.  The Company, the Guarantor, if any, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)           Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.           Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.           Defaulting Initial Purchaser.

(a)           If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this

Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default.

10.           Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of counsel and independent accountants of the Company and the Guarantor, if any; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b)           If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in

Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.           Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantor, if any, and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantor, if any, or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Guarantor, if any, or the Initial Purchasers.

13.           Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and, for the avoidance of doubt, with respect to the Company, includes the Guarantor following the PXP Merger Date; (d) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act; and (f) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

14.           Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15.           Miscellaneous.

(a)           Authority of the Representatives.  Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to the Representatives c/o (i) J.P. Morgan Securities

LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-834-6081); Attention:  Investment Grade Syndicate Desk – 3rd floor; and (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York, 10036 (fax: 212-901-7881); Attention:High Grade Debt Capital Markets Transaction Management/Legal.  Notices to the Company shall be given to it at 333 N. Central Avenue, Phoenix, Arizona 85004 (fax: 504-582-4290); Attention: Kathleen L. Quirk.

(c)           Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)           Submission to Jurisdiction.  The Company and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.  The Company and, on the PXP Merger Date upon execution and delivery of the Joinder Agreement, the Guarantor agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and the Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which the Company and the Guarantor, as applicable, is subject by a suit upon such judgment.

(e)           Waiver of Jury Trial.  Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)           Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g)           Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)           Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, FREEPORT-MCMORAN COPPER & GOLD INC. By /s/ Kathleen L. Quirk Title: Kathleen L. Quirk Executive Vice President, Chief Financial Officer & Treasurer

Accepted: February 28, 2013

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED

 For themselves and on behalf of the
 several Initial Purchasers listed
 in Schedule 1 hereto.

By: J.P. MORGAN SECURITIES LLC

By  /s/ Stephen L. Sheiner
Authorized Signatory

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
 INCORPORATED

By  /s/ Jim Probert
Authorized Signatory

Schedule 1

Initial Purchasers	Principal Amount of 2018 Notes	Principal Amount of 2020 Notes	Principal Amount of 2023 Notes	Principal Amount of 2043 Notes
J.P. Morgan Securities LLC	$341,400,000	$227,600,000	$455,200,000	$455,200,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	341,400,000	227,600,000	455,200,000	455,200,000
BNP Paribas Securities Corp.	85,725,000	57,150,000	114,300,000	114,300,000
Citigroup Global Markets Inc.	85,725,000	57,150,000	114,300,000	114,300,000
HSBC Securities (USA) Inc.	85,725,000	57,150,000	114,300,000	114,300,000
Mitsubishi UFJ Securities (USA), Inc.	85,725,000	57,150,000	114,300,000	114,300,000
Mizuho Securities USA Inc.	85,725,000	57,150,000	114,300,000	114,300,000
Scotia Capital (USA) Inc.	85,725,000	57,150,000	114,300,000	114,300,000
SMBC Nikko Capital Markets Limited	85,725,000	57,150,000	114,300,000	114,300,000
BMO Capital Markets Corp.	36,450,000	24,300,000	48,600,000	48,600,000
CIBC World Markets Corp.	36,450,000	24,300,000	48,600,000	48,600,000
Santander Investment Securities Inc.	36,450,000	24,300,000	48,600,000	48,600,000
Standard Chartered Bank	36,450,000	24,300,000	48,600,000	48,600,000
U.S. Bancorp Investments, Inc.	36,450,000	24,300,000	48,600,000	48,600,000
RBC Capital Markets, LLC	17,437,500	11,625,000	23,250,000	23,250,000
TD Securities (USA) LLC	17,437,500	11,625,000	23,250,000	23,250,000

	$1,500,000,000	$1,000,000,000	$2,000,000,000	$2,000,000,000

Schedule 2

Significant Subsidiaries

Compañia Contractual Minera Candelaria
Cyprus Amax Minerals Company
Freeport-McMoRan Bagdad Inc.
Freeport-McMoRan Corporation
Freeport-McMoRan Morenci Inc.
PT Freeport Indonesia
Sociedad Contractual Minera El Abra
Sociedad Minera Cerro Verde S.A.A.
Tenke Fungurume Mining S.A.R.L.

ANNEX A

a.           Additional Time of Sale Information

1.           Term sheets containing the terms of the Securities, substantially in the form of Annex B-1, Annex B-2, Annex B-3 and Annex B-4.

ANNEX B-1

Pricing Term Sheet, dated February 28, 2013
to Preliminary Offering Memorandum dated February 28, 2013

Strictly Confidential

Freeport-McMoRan Copper & Gold Inc.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Freeport-McMoRan Copper & Gold Inc.
Security description:	Senior Notes
Distribution:	Rule 144A and Regulation S with Registration Rights
Size:	$1,500,000,000
Gross proceeds:	$1,499,850,000
Maturity:	March 15, 2018
Coupon:	2.375%
Issue price:	99.990% of face amount
Yield to maturity:	2.377%
Spread to Benchmark Treasury:	+162.5 bps
Benchmark Treasury:	UST 0.875% due January 31, 2018
Benchmark Treasury Price; Yield:	100-19; 0.752%
Interest Payment Dates:	Semi-annually on March 15 and September 15 of each year, commencing September 15, 2013
Optional redemption:	Make-whole call @ T+25 bps at any time prior to maturity
Special mandatory redemption:	None
Trade date:	February 28, 2013
Settlement date:
T+5; March 7, 2013

We expect that delivery of the notes will be made against payment therefor on or about March 7, 2013, which is the fifth business day following the date of pricing of the notes (such settlement being referred to as “T+5”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.
Rule 144A CUSIP / ISIN:	35671D BE4 / US35671DBE40
Regulation S CUSIP / ISIN:	U31386 AG7 / USU31386AG79
Denominations/Multiple:	2,000 x 1,000
Bookrunners:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated BNP Paribas Securities Corp. Citigroup Global Markets Inc.
Senior Co-Managers:	HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Capital Markets Limited
Co-Managers:	BMO Capital Markets Corp.
CIBC World Markets Corp.
RBC Capital Markets, LLC
Santander Investment Securities Inc.
Standard Chartered Bank
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.

Other Information

The following table sets forth the anticipated sources and uses of funds in connection with this offering, the Mergers and the Related Financing Transactions.

Sources of Funds (Dollars in millions)		Uses of Funds1 (Dollars in millions)
2.375% Senior Notes due 2018 offered hereby	$1,500	PXP Merger cash consideration	$3,475
3.100% Senior Notes due 2020 offered hereby	$ 999	MMR Merger cash consideration	$2,130
3.875% Senior Notes due 2023 offered hereby	$1,999	Repayment of PXP indebtedness2	$4,614
5.450% Senior Notes due 2043 offered hereby	$1,991	Estimated Fees & Expenses3	$ 270
Term Loan	$4,000
Total	$10,489	Total	$10,489

(1) We currently expect to call the outstanding MMR 11.875% Senior Notes due 2014 upon consummation of the MMR Merger and to satisfy the related financing cash outflow from available cash and/or borrowings under our New Revolving Credit Facility.

(2) Represents principal balance plus approximately $49 million in unamortized discount and approximately $66 million of prepayment premiums.

(3) Reflects our estimate of fees and expenses associated with this offering, the Mergers and the Related Financing Transactions, including the initial purchasers’ discounts, financing fees, employee benefits and other transaction costs and professional fees.

As of December 31, 2012, after giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, we would have had outstanding indebtedness of approximately $13.0 billion that ranked equally with the notes, we would have had no secured indebtedness outstanding (excluding secured indebtedness of our subsidiaries), our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and PXP would have had outstanding indebtedness of approximately $5.6 billion that ranked equally with its guarantee of the notes and no secured indebtedness outstanding.

After giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and held an aggregate of approximately 66% of our consolidated assets. For the year ended December 31, 2012, after giving effect to the Mergers and the Related Financing Transactions, our subsidiaries other than PXP would have generated an aggregate of approximately 88% of the combined company’s consolidated revenues and approximately 91% of the combined company’s operating income.

__________________

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX B-2

Pricing Term Sheet, dated February 28, 2013
to Preliminary Offering Memorandum dated February 28, 2013

Strictly Confidential

Freeport-McMoRan Copper & Gold Inc.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Freeport-McMoRan Copper & Gold Inc.
Security description:	Senior Notes
Distribution:	Rule 144A and Regulation S with Registration Rights
Size:	$1,000,000,000
Gross proceeds:	$999,620,000
Maturity:	March 15, 2020
Coupon:	3.100%
Issue price:	99.962% of face amount
Yield to maturity:	3.106%
Spread to Benchmark Treasury:	+187.5 bps
Benchmark Treasury:	UST 1.375% due January 31, 2020
Benchmark Treasury Price; Yield:	100-30+; 1.231%
Interest Payment Dates:	Semi-annually on March 15 and September 15 of each year, commencing September 15, 2013
Optional redemption:	Make-whole call @ T+30 bps at any time prior to maturity
Trade date:	February 28, 2013
Settlement date:
T+5; March 7, 2013

We expect that delivery of the notes will be made against payment therefor on or about March 7, 2013, which is the fifth business day following the date of pricing of the notes (such settlement being referred to as “T+5”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.
Rule 144A CUSIP / ISIN:	35671D BF1 / US35671DBF15
Regulation S CUSIP / ISIN:	U31386 AH5 / USU31386AH52
Denominations/Multiple:	2,000 x 1,000
Bookrunners:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated BNP Paribas Securities Corp. Citigroup Global Markets Inc.
Senior Co-Managers:	HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Capital Markets Limited
Co-Managers:	BMO Capital Markets Corp.
CIBC World Markets Corp.
RBC Capital Markets, LLC
Santander Investment Securities Inc.
Standard Chartered Bank
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.

Other Information

The following table sets forth the anticipated sources and uses of funds in connection with this offering, the Mergers and the Related Financing Transactions.

Sources of Funds (Dollars in millions)		Uses of Funds1 (Dollars in millions)
2.375% Senior Notes due 2018 offered hereby	$1,500	PXP Merger cash consideration	$3,475
3.100% Senior Notes due 2020 offered hereby	$ 999	MMR Merger cash consideration	$2,130
3.875% Senior Notes due 2023 offered hereby	$1,999	Repayment of PXP indebtedness2	$4,614
5.450% Senior Notes due 2043 offered hereby	$1,991	Estimated Fees & Expenses3	$ 270
Term Loan	$4,000
Total	$10,489	Total	$10,489

(1) We currently expect to call the outstanding MMR 11.875% Senior Notes due 2014 upon consummation of the MMR Merger and to satisfy the related financing cash outflow from available cash and/or borrowings under our New Revolving Credit Facility.

(2) Represents principal balance plus approximately $49 million in unamortized discount and approximately $66 million of prepayment premiums.

(3) Reflects our estimate of fees and expenses associated with this offering, the Mergers and the Related Financing Transactions, including the initial purchasers’ discounts, financing fees, employee benefits and other transaction costs and professional fees.

As of December 31, 2012, after giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, we would have had outstanding indebtedness of approximately $13.0 billion that ranked equally with the notes, we would have had no secured indebtedness outstanding (excluding secured indebtedness of our subsidiaries), our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and PXP would have had outstanding indebtedness of approximately $5.6 billion that ranked equally with its guarantee of the notes and no secured indebtedness outstanding.

After giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and held an aggregate of approximately 66% of our consolidated assets. For the year ended December 31, 2012, after giving effect to the Mergers and the Related Financing Transactions, our subsidiaries other than PXP would have generated an aggregate of approximately 88% of the combined company’s consolidated revenues and approximately 91% of the combined company’s operating income.

__________________

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX B-3

Pricing Term Sheet, dated February 28, 2013
to Preliminary Offering Memorandum dated February 28, 2013

Strictly Confidential

Freeport-McMoRan Copper & Gold Inc.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Freeport-McMoRan Copper & Gold Inc.
Security description:	Senior Notes
Distribution:	Rule 144A and Regulation S with Registration Rights
Size:	$2,000,000,000
Gross proceeds:	$1,998,820,000
Maturity:	March 15, 2023
Coupon:	3.875%
Issue price:	99.941% of face amount
Yield to maturity:	3.882%
Spread to Benchmark Treasury:	+200 bps
Benchmark Treasury:	UST 2.000% due February 15, 2023
Benchmark Treasury Price; Yield:	100-02; 1.882%
Interest Payment Dates:	Semi-annually on March 15 and September 15 of each year, commencing September 15, 2013
Optional redemption:	Make-whole call @ T+35 bps at any time prior to December 15, 2022 (three months prior to the maturity date); par call at any time on or after December 15, 2022
Trade date:	February 28, 2013
Settlement date:
T+5; March 7, 2013

We expect that delivery of the notes will be made against payment therefor on or about March 7, 2013, which is the fifth business day following the date of pricing of the notes (such settlement being referred to as “T+5”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.
Rule 144A CUSIP / ISIN:	35671D AX3 / US35671DAX30
Regulation S CUSIP / ISIN:	U31386 AE2 / USU31386AE22
Denominations/Multiple:	2,000 x 1,000
Bookrunners:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated BNP Paribas Securities Corp. Citigroup Global Markets Inc.
Senior Co-Managers:	HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Capital Markets Limited
Co-Managers:	BMO Capital Markets Corp.
CIBC World Markets Corp.
RBC Capital Markets, LLC
Santander Investment Securities Inc.
Standard Chartered Bank
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.

Other Information

The following table sets forth the anticipated sources and uses of funds in connection with this offering, the Mergers and the Related Financing Transactions.

Sources of Funds (Dollars in millions)		Uses of Funds1 (Dollars in millions)
2.375% Senior Notes due 2018 offered hereby	$1,500	PXP Merger cash consideration	$3,475
3.100% Senior Notes due 2020 offered hereby	$ 999	MMR Merger cash consideration	$2,130
3.875% Senior Notes due 2023 offered hereby	$1,999	Repayment of PXP indebtedness2	$4,614
5.450% Senior Notes due 2043 offered hereby	$1,991	Estimated Fees & Expenses3	$ 270
Term Loan	$4,000
Total	$10,489	Total	$10,489

(1) We currently expect to call the outstanding MMR 11.875% Senior Notes due 2014 upon consummation of the MMR Merger and to satisfy the related financing cash outflow from available cash and/or borrowings under our New Revolving Credit Facility.

(2) Represents principal balance plus approximately $49 million in unamortized discount and approximately $66 million of prepayment premiums.

(3) Reflects our estimate of fees and expenses associated with this offering, the Mergers and the Related Financing Transactions, including the initial purchasers’ discounts, financing fees, employee benefits and other transaction costs and professional fees.

As of December 31, 2012, after giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, we would have had outstanding indebtedness of approximately $13.0 billion that ranked equally with the notes, we would have had no secured indebtedness outstanding (excluding secured indebtedness of our subsidiaries), our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and PXP would have had outstanding indebtedness of approximately $5.6 billion that ranked equally with its guarantee of the notes and no secured indebtedness outstanding.

After giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and held an aggregate of approximately 66% of our consolidated assets. For the year ended December 31, 2012, after giving effect to the Mergers and the Related Financing Transactions, our subsidiaries other than PXP would have generated an aggregate of approximately 88% of the combined company’s consolidated revenues and approximately 91% of the combined company’s operating income.

__________________

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX B-4

Pricing Term Sheet, dated February 28, 2013
to Preliminary Offering Memorandum dated February 28, 2013

Strictly Confidential

Freeport-McMoRan Copper & Gold Inc.

This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”). The information in this pricing term sheet supplements the Preliminary Offering Memorandum and updates and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Terms used and not defined herein have the meanings assigned in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	Freeport-McMoRan Copper & Gold Inc.
Security description:	Senior Notes
Distribution:	Rule 144A and Regulation S with Registration Rights
Size:	$2,000,000,000
Gross proceeds:	$1,990,880,000
Maturity:	March 15, 2043
Coupon:	5.450%
Issue price:	99.544% of face amount
Yield to maturity:	5.481%
Spread to Benchmark Treasury:	+237.5 bps
Benchmark Treasury:	UST 2.750% due November 15, 2042
Benchmark Treasury Price; Yield:	93-04; 3.106%
Interest Payment Dates:	Semi-annually on March 15 and September 15 of each year, commencing September 15, 2013
Optional redemption:	Make-whole call @ T+40 bps at any time prior to September 15, 2042 (six months prior to the maturity date); par call at any time on or after September 15, 2042
Trade date:	February 28, 2013
Settlement date:
T+5; March 7, 2013

We expect that delivery of the notes will be made against payment therefor on or about March 7, 2013, which is the fifth business day following the date of pricing of the notes (such settlement being referred to as “T+5”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the delivery of the notes hereunder will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes prior to their date of delivery hereunder should consult their own advisors.
Rule 144A CUSIP / ISIN:	35671D BA2 / US35671DBA28
Regulation S CUSIP / ISIN:	U31386 AF9 / USU31386AF96
Denominations/Multiple:	2,000 x 1,000
Bookrunners:	J.P. Morgan Securities LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated BNP Paribas Securities Corp. Citigroup Global Markets Inc.
Senior Co-Managers:	HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Capital Markets Limited
Co-Managers:	BMO Capital Markets Corp.
CIBC World Markets Corp.
RBC Capital Markets, LLC
Santander Investment Securities Inc.
Standard Chartered Bank
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.

Other Information

The following table sets forth the anticipated sources and uses of funds in connection with this offering, the Mergers and the Related Financing Transactions.

Sources of Funds (Dollars in millions)		Uses of Funds1 (Dollars in millions)
2.375% Senior Notes due 2018 offered hereby	$1,500	PXP Merger cash consideration	$3,475
3.100% Senior Notes due 2020 offered hereby	$ 999	MMR Merger cash consideration	$2,130
3.875% Senior Notes due 2023 offered hereby	$1,999	Repayment of PXP indebtedness2	$4,614
5.450% Senior Notes due 2043 offered hereby	$1,991	Estimated Fees & Expenses3	$ 270
Term Loan	$4,000
Total	$10,489	Total	$10,489

(1) We currently expect to call the outstanding MMR 11.875% Senior Notes due 2014 upon consummation of the MMR Merger and to satisfy the related financing cash outflow from available cash and/or borrowings under our New Revolving Credit Facility.

(2) Represents principal balance plus approximately $49 million in unamortized discount and approximately $66 million of prepayment premiums.

(3) Reflects our estimate of fees and expenses associated with this offering, the Mergers and the Related Financing Transactions, including the initial purchasers’ discounts, financing fees, employee benefits and other transaction costs and professional fees.

As of December 31, 2012, after giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, we would have had outstanding indebtedness of approximately $13.0 billion that ranked equally with the notes, we would have had no secured indebtedness outstanding (excluding secured indebtedness of our subsidiaries), our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and PXP would have had outstanding indebtedness of approximately $5.6 billion that ranked equally with its guarantee of the notes and no secured indebtedness outstanding.

After giving pro forma effect to this offering, the consummation of the Mergers and the Related Financing Transactions described in the offering memorandum and the application of the net proceeds as described in “Use of proceeds,” and without consideration of the impacts associated with acquisition accounting, our subsidiaries other than PXP would have had approximately $11.1 billion of outstanding indebtedness and other liabilities and held an aggregate of approximately 66% of our consolidated assets. For the year ended December 31, 2012, after giving effect to the Mergers and the Related Financing Transactions, our subsidiaries other than PXP would have generated an aggregate of approximately 88% of the combined company’s consolidated revenues and approximately 91% of the combined company’s operating income.

__________________

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)           Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)           Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)           None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

           (iii)           At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with

Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.  Terms used above have the meanings given to them by Regulation S.”

(iv)           Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)           Each Initial Purchaser acknowledges that no action has been or will be taken by the Company that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

(d)           Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)          it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantor; and

(ii)         it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

           (e)           Each Initial Purchaser severally agrees that, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Securities to the public in that Relevant Member State other than:

(i)          to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(ii)         to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive,

150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the initial purchaser; or

(iii)        in any other circumstances falling within Article 3(2) of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of the Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State) and includes any relevant implementing measure in each Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

ANNEX D-1

[Form of Opinion and 10b-5 Statement of Davis Polk & Wardwell LLP]

ANNEX D-2

[Form of Opinion of Douglas N. Currault II,
Assistant General Counsel and Corporate Secretary of the Company]

Exhibit A

Joinder Agreement

WHEREAS, Freeport-McMoRan Copper & Gold Inc., a Delaware corporation, and the Representatives on behalf of the initial purchasers named therein (the “Initial Purchasers”) heretofore executed and delivered a purchase agreement, dated  , 2013 (the “Purchase Agreement”), providing for the issuance and sale of the Securities;

WHEREAS, [Name of PXP Merger Surviving Company] (the “Company”) has agreed to join and become a party to the Purchase Agreement upon the consummation of the PXP Merger; and

WHEREAS, the PXP Merger was consummated on the PXP Merger Date.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, the Company hereby agrees for the benefit of the Initial Purchasers, as follows:

1.           Joinder.  The undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit to enter into this joinder agreement (this “Joinder Agreement”), and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments the Guarantor in the Purchase Agreement as if it had been an original party thereto; and (iii) perform all obligations and duties required of the Guarantor pursuant to the Purchase Agreement.

2.           Representations and Warranties and Agreements.  The undersigned hereby represents and warrants to and agrees with the Initial Purchasers that (i) it has all the requisite corporate, limited liability company or other organizational power and authority to execute, deliver and perform its obligations under this Joinder Agreement, (ii) this Joinder Agreement has been duly authorized, executed and delivered and the consummation of the transaction contemplated hereby has been duly and validly authorized, (iii) this Joinder Agreement constitutes a valid and legally binding agreement of the undersigned, enforceable against it in accordance with its terms, except the enforcement thereof may be limited by the Enforceability Exceptions, and (iv) the representations, warranties, covenants and agreements set forth in Sections 3 and 4 of the Purchase Agreement are true and correct on and as of the date hereof.

3.           Counterparts.  This Joinder Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of communication), each of which shall be an original and all of which together shall constitute one and the same instrument.

4.           Amendments or Waivers.  No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5.           Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Joinder Agreement.

6.           Governing Law.  This Joinder Agreement and any claim, controversy or dispute arising under or related to this Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Intentionally Blank]

2

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first written above.

[Name of PXP Merger Surviving Company]

By:
Name:
Title:

3

The foregoing Joinder Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first written above.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED

 For themselves and on behalf of the
 several Initial Purchasers listed
 in Schedule 1 hereto.

By: J.P. MORGAN SECURITIES LLC

By ___________________________
Authorized Signatory

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
 INCORPORATED

By ___________________________
Authorized Signatory

4

Exhibit B

[Form of Registration Rights Agreements]

5